Credit from Banks and Others (Restrictions on the Group Relating to the Receipt of Credit) (Details) $ in Millions	Dec. 31, 2019 USD ($)
Notes to Consolidated Financial Statements [Abstract]
Financial Covenant: Total shareholder's equity greater than 2,000 million dollars	$ 3,925
Financial Covenant: Ratio of the EBITDA to the net interest expenses equal to or greater than 3.5	10.5
Financial Covenant: Ratio of the net financial debt to EBITDA less than 3.5	1.8
Financial Covenant: Ratio of certain subsidiaries loans to the total assets of the consolidated company less than 10%	4.00%